                                                                    Exhibit 99.1

                          INDEPENDENT AUDITORS' REPORT

The Members
Digital Resources Group, LLC:

We have audited the accompanying balance sheet of Digital Resources Group, LLC (a Limited Liability Company) as of July 31, 2000, and the related statements of operations, members' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digital Resources Group, LLC as of July 31, 2000, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                       KPMG LLP

San Francisco, California
October 20, 2000

                          DIGITAL RESOURCES GROUP, LLC

                                 Balance Sheet
                                 July 31, 2000

                                                                       U.S. GAAP

In thousands of U.S. dollars
Assets
Current:
  Cash and cash equivalents................................................ $444
  Accounts receivable (net of allowance for doubtful amounts of $23).......  522
  Prepaid expenses.........................................................    1
                                                                            ----
                                                                             967
Fixed assets, net..........................................................    9
                                                                            ----
                                                                            $976
                                                                            ====

Liabilities and Members' Capital
Current:
  Accrued liabilities...................................................... $198
  Payable to members.......................................................  423
Members' capital...........................................................  355
                                                                            ----
Total liabilities and members' capital..................................... $976
                                                                            ====

                See accompanying notes to financial statements.

                          DIGITAL RESOURCES GROUP, LLC

                            Statement of Operations
                            Year ended July 31, 2000

                                                                       U.S. GAAP

In thousands of U.S. dollars
Revenue................................................................. $2,213
Cost of Service.........................................................  1,826
                                                                         ------
Gross Profit............................................................ $  387

Expenses:
  Selling, general and administrative................................... $  131
                                                                         ------
Net income from operations.............................................. $  256
Interest income.........................................................      2
                                                                         ------
Net income.............................................................. $  258
                                                                         ======

                See accompanying notes to financial statements.

                          DIGITAL RESOURCES GROUP, LLC

                    Statement of Changes in Members' Capital
                            Year ended July 31, 2000

In thousands of U.S. dollars
Balance at July 31, 1999.................................................. $ 82
Members' contributions of cash and notes..................................   35
Due from member...........................................................  (20)
Net income................................................................  258
                                                                           ----
Balance at July 31, 2000.................................................. $355
                                                                           ====

                See accompanying notes to financial statements.

                          DIGITAL RESOURCES GROUP, LLC

                            Statement of Cash Flows
                            Year ended July 31, 2000

                                                                       U.S. GAAP

In thousands of U.S. dollars
Operating activities
  Net Income............................................................. $ 258
  Adjustments to reconcile to net cash provided by operating activities:
    Depreciation.........................................................    (1)
    Increase in accounts receivable......................................  (390)
    Increase in prepaid expenses.........................................    (1)
    Increase in accrued liabilities......................................   120
    Increase in payable to members.......................................   350
                                                                          -----
  Net cash provided by operating activities..............................   336

Investing activities
  Purchase of fixed assets...............................................    (6)
                                                                          -----
  Net cash used in investing activities..................................    (6)

Financing activities
  Members' contributions.................................................    15
                                                                          -----
  Net cash provided by financing activities..............................    15
                                                                          -----
Increase in cash and cash equivalents....................................   345
Cash and cash equivalents, beginning of year.............................    99
                                                                          -----
Cash and cash equivalents, end of year................................... $ 444
                                                                          =====

                See accompanying notes to financial statements.

                          DIGITAL RESOURCES GROUP, LLC

                         Notes to Financial Statements
                                 July 31, 2000
                         (in thousands of U.S. dollars)

                                                                       U.S. GAAP

1. Description of Business

Digital Resources Group, LLC (the "Company"), a California Limited Liability Company, was registered in May 1998. The Company is a professional consulting organization specializing in the area of security for the Internet. The Company was scheduled to terminate on December 31, 2008.

The Company does not have any employees. The consulting force is comprised of the three owner members of the Company and a number of outside consultants. All consultants are independent contractors. All members and consultants perform services for the Company's clients and then bill the Company for their time and expense. As a result, there are no amounts reflected in these financial statements for salaries or payroll tax expense. In addition, there are no lease commitments as all consultants work from the client locations or their own facilities.

The liability of the members is limited in accordance with the applicable laws of the State of California.

2. Significant Accounting Policies

Generally accepted accounting principles
These financial statements have been prepared in accordance with accounting principles generally accepted in the United States. These financial statements have been prepared for inclusion in the securities filing of Certicom Corp. and, therefore, only disclose the current period financial statements, in accordance with regulatory requirements.

Foreign currency
The functional and reporting currency of the Company is U.S. dollars.

Cash equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Revenue recognition
Consulting revenue is recognized as services are rendered. Consultants and members submit invoices to the Company detailing the project, hours, rate per hour and expense with copies of receipts. These invoices are recorded in the period in which the services are performed and then billed to the customer. The majority of contracts with customers are billed on a time and materials basis. There were no significant fixed-price contracts at July 31, 2000.

Fixed assets
Fixed assets which consist of computer equipment are recorded at cost. Depreciation is provided for using the straight-line method over the estimated useful life of three years.

Income taxes
No provision has been made in these financial statements for income taxes as income taxes are the responsibility of the individual members.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                          DIGITAL RESOURCES GROUP, LLC

                                                                       U.S. GAAP

3. Fixed Assets (in thousands of U.S. dollars)

Fixed assets consists of the following:

                                                                           Cost
                                                                           ----
    Computer equipment....................................................  $15
    Accumulated depreciation..............................................   (6)
                                                                           ----
                                                                            $ 9
                                                                           ----

4. Due from Member

The amount due from member was paid in full during August 2000.

5. Allocation of Income and Loss

Income and loss are allocated among the members on a project-by-project basis in accordance with certain percentages agreed to by the members.

6. Related Parties

During the year ended July 31, 2000, the members charged to the Company $856 for consulting services rendered and the Company paid $508 to the members.

7. Financial Instruments

Concentration of credit risk
As of July 31, 2000, two customers accounted for approximately 48% and 17% respectively of accounts receivable. These two customers accounted for approximately 48%, and 12% respectively of current year revenues.

8. Subsequent Event

On September 12, 2000, all of the outstanding stock of the Company was acquired by Certicom Corp. in exchange for 397,595 Certicom common shares (valued at approximately U.S. $15,500 based on the closing price of Certicom common shares on September 12, 2000) and stock options exercisable to acquire a total of 103,100 Certicom common shares.

Prior to the acquisition of the Company, the Company converted from a limited liability company (LLC) to a corporation and changed its name to DRG Resources Group, Inc. Certicom purchased the corporation.

At July 31, 2000, Certicom owed the Company $79. Revenue from Certicom for the year ended July 31, 2000 totaled $179.

9. Material Differences between Generally Accepted Accounting Principles in the United States and Canada

The financial statements have been prepared in accordance with generally accepted accounting principles as applied in the United States. The financial statements also conform, in all material respects, with Canadian generally accepted accounting principles.

                          DIGITAL RESOURCES GROUP, LLC

                                                                       U.S. GAAP

3. Fixed Assets

Fixed assets consists of the following:

                                                                           Cost
                                                                           ----
    Computer equipment....................................................  $15
    Accumulated depreciation..............................................   (6)
                                                                           ----
                                                                            $ 9
                                                                           ----

4. Due from Member

The amount due from member was paid in full during August 2000.

5. Allocation of Income and Loss

Income and loss are allocated among the members on a project by project basis in accordance with certain percentages agreed to by the members.

6. Related Parties

During the year ended July 31, 2000, the members charged to the Company $856 for consulting services rendered and the Company paid $508 to the members.

7. Financial Instruments

Concentration of credit risk
As of July 31, 2000, two customers accounted for approximately 48% and 17% respectively of accounts receivable. These two customers accounted for approximately 48%, and 12% respectively of current year revenues.

8. Subsequent Event

On September 12, 2000, all of the outstanding stock of the Company was acquired by Certicom Corp. in exchange for 397,595 Certicom common shares (valued at approximately U.S. $15,500 based on the closing price of Certicom common shares on September 12, 2000) and stock options exercisable to acquire a total of 103,100 Certicom common shares.

Prior to the acquisition of the Company, the Company converted from a limited liability company (LLC) to a corporation and changed its name to DRG Resources Group, Inc. Certicom purchased the corporation.

At July 31, 2000, Certicom owed the Company $79. Revenue from Certicom for the year ended July 31, 2000 totaled $179.

9. Material Differences between Generally Accepted Accounting Principles in the United States and Canada

The financial statements have been prepared in accordance with generally accepted accounting principles as applied in the United States. The financial statements also conform, in all material respects, with Canadian generally accepted accounting principles.